UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2013 (January 24, 2013)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    2013 Performance Share Program
On January 24, 2013, the Executive Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Adobe Systems Incorporated (“Adobe” or the “Company”) approved the 2013 Performance Share Program, including the Award Calculation Methodology (the “Program”), under the terms of the Company’s 2003 Equity Incentive Plan. The Committee established the Program to help focus key employees on building stockholder value, provide significant award potential for achieving outstanding Company performance, and enhance the ability of the Company to attract and retain highly talented and competent individuals. Members of the Company’s executive management team and other key members of senior management were selected by the Committee to participate in the Program for fiscal year 2013. The Committee granted awards for the executive officers under the Program on January 24, 2013 in the form of a target award and a maximum award of performance shares approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.
Under our Performance Share Program for fiscal year 2013, shares are earned based on the achievement of an objective total stockholder return (“TSR”) measure over a three-year performance period. All performance share awards will vest upon the Committee’s certification of results, which will be three years following the date of grant. Accordingly, the performance shares will both align our executives’ interests with those of our stockholders over the long term, while also providing key retention incentives, as the shares will only be awarded if an executive continues to provide service to Adobe (or an affiliate) three years following the date of grant.
The participants can earn between 0% and 200% (the payout cap under the Program) of the target amount of Performance Share awards, and the amount of Performance Shares actually awarded is based on a cumulative three-year TSR measure, which would compare the TSR of Adobe’s common stock against the TSR of the companies included in the NASDAQ 100 Index as of December 1, 2012 during the course of the three-year period. The number of Performance Shares awarded will increase or decrease 2.5% for every percentile that Adobe’s TSR percentile rank is above or below, respectively, the NASDAQ 100 companies’ 50th percentile, and no shares will be awarded if the Company’s performance ranks below the 25th percentile for the three-year performance period. Additionally, regardless of Adobe’s relative position with respect to the NASDAQ 100 companies, the award will be capped at 100% of target in the case of Adobe having a negative absolute TSR over the measurement period.
Performance shares will be earned (if at all) upon certification by the Committee of actual performance achievement following the Company’s 2015 fiscal year-end, subject to specified change of control exceptions. In addition, as a condition to earning any part of the maximum award, a participant must be employed by the Company through the certification date.
The target awards and maximum awards for the performance shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers* on January 24, 2013 are as set forth below. The target awards for Messrs. Lynch and Thompson reflect their respective promotions from Senior Vice President to Executive Vice President, effective as of January 24, 2013.

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	157,500	315,000
Mark Garrett	Executive Vice President and Chief Financial Officer	35,000	70,000
Kevin Lynch	Executive Vice President, Chief Technology Officer	55,000	110,000
Matthew Thompson	Executive Vice President, Worldwide Field Operations	55,000	110,000
David Wadhwani	Senior Vice President and General Manager, Digital Media	47,500	95,000
* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

A participant may receive less than his or her target award, and in no event may actual shares earned exceed the maximum award. Any amounts paid under the Program are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.
The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan, which is incorporated herein by reference as Exhibit 10.1. Copies of the 2013 Performance Share Program and the form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.
2013 Executive Annual Incentive Plan
On January 24, 2013, the Committee approved the terms of the 2013 Executive Annual Incentive Plan (the “Incentive Plan”), adopted pursuant to the Company’s 2011 Executive Cash Performance Bonus Plan, which applies to certain executive officers of the Company. The 2011 Executive Cash Performance Bonus Plan is incorporated herein by reference as Exhibit 10.4. The Incentive Plan is designed to drive revenue growth, encourage accountability, drive execution of long-term strategy and annual operating plan objectives, and recognize and reward the Company’s executives upon the achievement of certain objectives.
Executive officers of the Company specifically designated by the Company who are employed by the Company during the Company’s 2013 fiscal year and are Senior Vice President level or above are eligible to participate in the Incentive Plan. Pursuant to the Incentive Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of the executive’s earned base salary.
The Incentive Plan requires that the Company achieve at least 85% of the GAAP revenue target set forth in the annual operating plan for fiscal year 2013 approved by the Board at the beginning of the fiscal year (the “Board Operating Plan”) as a minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan. If the initial threshold is not achieved, no payments are made under the Incentive Plan. If this initial threshold is achieved, each participant is eligible to earn a maximum bonus equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below. The target bonus is calculated by multiplying a participant’s base salary earned during the fiscal year by a Committee-approved target bonus percentage.
For fiscal year 2013, the target bonus and maximum bonus, expressed as a percentage of annual base salary earned for the Company’s principal executive officer, principal financial officer and other named executive officers, are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	150%	300%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Kevin Lynch	Executive Vice President, Chief Technology Officer	85%	170%
Matthew Thompson	Executive Vice President, Worldwide Field Operations	100%	200%
David Wadhwani	Senior Vice President and General Manager, Digital Media	85%	170%

The maximum bonus for each participant is subject to reduction based on the Company’s or the executive’s achievement of various pre-established goals. Seventy-five percent of an executive’s target award opportunity is tied to the Corporate Result, which is based on the following performance metrics (with corresponding weights):

Company Performance Metric	Percentage of Corporate Result
Digital Media annualized recurring revenue (“ARR”)	40%
Digital Marketing new business bookings	40%
Customer Advocacy	20%
The Digital Media ARR goal and the Digital Marketing new business bookings goal collectively constitute the “Business Units Achievement” under the Incentive Plan.
As described in our Annual Report on Form 10-K for the fiscal year ended November 30, 2012, we define ARR in our Digital Media business as the sum of (1) the number of paid, active subscribers, multiplied by the average subscription price paid per user per month, multiplied by twelve months; plus (2) twelve months of contract value of Enterprise Term License Agreements where the revenue is ratably recognized over the life of the contract. The ARR target under our Incentive Plan is based on the ARR target set forth in the Board Operating Plan, and the actual percentage achievement of the ARR component moves up or down (with a maximum achievement of 200%) based on the Company’s Digital Media ARR achievement, as shown on Exhibit A of the Incentive Plan.
The new business bookings target for our Digital Marketing business is also based on the target set forth in the Board Operating Plan. Our new business bookings measure is a proprietary formula that we use to monitor the value of our new business in Digital Marketing. As with the ARR component under our Incentive Plan, the actual percentage achievement of the new business bookings component moves up or down (with a maximum achievement of 200%) based on the Company’s Digital Marketing new business bookings achievement, as shown on Exhibit B of the Incentive Plan.
The Preliminary Business Units Achievement is calculated using the weighted average of the ARR and new business bookings payout percentages as follows:

Preliminary BU Achievement	=	(ARR Payout Percentage * 50%)	+	(New Business Bookings Payout Percentage * 50%)
Once the Preliminary Business Units Achievement is determined using the above formula, the Committee has the discretion to adjust the Preliminary Business Units Achievement percentage up or down 20% based on the Committee’s assessment of the Company’s qualitative performance for the performance period. The final (adjusted) percentage (the “Final Business Units Achievement”) is combined with the Customer Advocacy Achievement percentage to calculate the Corporate Result according to the formula described below:

Corporate Result	=	(Final BU Achievement * 80%)	+	(Customer Advocacy Achievement * 20%)
The Customer Advocacy Achievement is determined by the Committee, in its sole discretion, based on the improvement of the end-to-end customer experience by achievement of certain customer advocacy objectives set forth by the Committee. Upon the Committee’s review of the Customer Advocacy objectives, the Committee shall determine the percentage achievement, within the limitations described below.
The remaining 25% of each executive’s bonus opportunity under the Incentive Plan is based on the achievement of individual performance goals selected by the Committee at the outset of the performance period, which goals are specifically tailored to each executive and aligned with the achievement of strategic objectives contained in the Board Operating Plan (the “Individual Objectives”).

The Customer Advocacy and Individual Objectives components are capped at 100% achievement unless the Final Business Units Achievement exceeds 100%, in which case the Customer Advocacy and Individual Objectives components are capped at the Final Business Units Achievement percentage.
Once each component is certified by the Committee as described above, the actual bonus awards earned by each participant under the Incentive Plan are determined using the following formula:

Actual Cash Award	=	[(Corporate Result * 75%)	+	(Individual Goals Achievement * 25%)]	X	Target Award
Any amounts paid under the Incentive Plan are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.
The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan. A copy of the Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated herein by reference.
Form of RSU Grant Notice and Award Agreement
In connection with establishing the Company’s incentive compensation programs for fiscal 2013, the Executive Compensation Committee approved a new form of RSU Grant Notice and Award Agreement under the Company’s 2003 Equity Incentive Plan and 2005 Equity Incentive Assumption Plan, which are attached to this Current Report on Form 8-K as Exhibits 10.6 and 10.7 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated	8-K	4/13/12	10.1
10.2	2013 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.3	Form of Performance Share Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan				X
10.4	2011 Executive Cash Performance Bonus Plan	8-K	1/28/11	10.4
10.5	2013 Executive Annual Incentive Plan				X
10.6	Form of RSU Grant Notice and Award Agreement pursuant to the 2003 Equity Incentive Plan				X
10.7	Form of RSU Grant Notice and Award Agreement pursuant to the 2005 Equity Incentive Assumption Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 28, 2013	By:	/s/ Michael Dillon
Michael Dillon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated	8-K	4/13/12	10.1
10.2	2013 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.3	Form of Performance Share Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan				X
10.4	2011 Executive Cash Performance Bonus Plan	8-K	1/28/11	10.4
10.5	2013 Executive Annual Incentive Plan				X
10.6	Form of RSU Grant Notice and Award Agreement pursuant to the 2003 Equity Incentive Plan				X
10.7	Form of RSU Grant Notice and Award Agreement pursuant to the 2005 Equity Incentive Assumption Plan				X